UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2004

STRATOS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

7444 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:            (708) 867-9600

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit

99.1	Press Release titled “Stratos International Announces Third Quarter Results” dated March 3, 2004.

99.2	Transcript of a Conference Call held by Stratos International, Inc. on March 3, 2004.

Item 12. Results of Operation and Financial Condition

On March 3, 2004, the registrant issued a press release announcing its financial results for its third quarter ended January 31, 2004. That press release, dated March 3, 2004 and titled “Stratos International Announces Third Quarter Results” is attached hereto as Exhibit 99.1.

On March 3, 2004, the registrant held a conference call to discuss its financial results for the third quarter ended January 31, 2004. The transcript of that conference call is attached hereto as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATOS INTERNATIONAL, INC.

By:	/s/ James W. McGinley

Name: James W. McGinley
Title: President and Chief Executive Officer

Date: March 9, 2004